EXHIBIT 99.2

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                                                                  Exhibit 99.2


                                                                EXECUTION COPY








                         COUNTRYWIDE HOME LOANS, INC.
                                    Seller





                                  CWABS, INC.
                                   Purchaser





                      ----------------------------------
                              PURCHASE AGREEMENT
                           Dated as of June 28, 2002
                      ----------------------------------



                 REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES
                                 Series 2002-D









   ========================================================================


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                               Table of Contents
                               -----------------

                                                                     Page
                                                                     ----

                                   ARTICLE I
                                  DEFINITIONS

Section 1.01. Definitions.............................................1


                                  ARTICLE II
               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01. Sale of the Mortgage Loans..............................2
Section 2.02. Obligations of Seller Upon Sale.........................3
Section 2.03. Payment of Purchase Price for the Mortgage Loans........6


                                  ARTICLE III
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01. Seller Representations and Warranties...................6
Section 3.02. Seller Representations and Warranties Relating to the
              Mortgage Loans..........................................7


                                  ARTICLE IV
                              SELLER'S COVENANTS

Section 4.01. Covenants of the Seller................................15


                                   ARTICLE V
                                   SERVICING

Section 5.01. Servicing..............................................16


                                  ARTICLE VI
                                  TERMINATION

Section 6.01. Termination............................................16


                                  ARTICLE VII
                           MISCELLANEOUS PROVISIONS

Section 7.01. Amendment..............................................16
Section 7.02. Governing Law..........................................16
Section 7.03. Notices................................................16
Section 7.04. Severability of Provisions.............................17
Section 7.05. Counterparts...........................................17
Section 7.06. Further Agreements.....................................17
Section 7.07. Successors and Assigns: Assignment of Purchase
              Agreement..............................................17
Section 7.08. Survival...............................................18


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      THIS PURCHASE AGREEMENT, dated as of June 28, 2002 (the "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Seller"), and CWABS, INC., a Delaware corporation (the "Purchaser"),

                             W I T N E S S E T H:

      WHEREAS, the Seller is the owner of the mortgage notes or other evidence of indebtedness indicated on Schedule I and certain other mortgage notes or other evidence of indebtedness made or to be made in the future, and Related Documentation; and

      WHEREAS, by the date of their transfer, the Seller will own the mortgages on the properties securing the Mortgage Loans, including rights to
(a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any hazard insurance policies on the Mortgaged Properties; and

      WHEREAS, the Seller wants to sell the Mortgage Loans to the Purchaser pursuant to this Agreement; and

      WHEREAS, pursuant to the Sale and Servicing Agreement, of even date with this Agreement (the "Sale and Servicing Agreement"), among the Purchaser, as depositor, the Seller, as sponsor and master servicer, the Trust, and the Indenture Trustee, the Purchaser will transfer the Mortgage Loans to the Trust;

      NOW, THEREFORE, the parties agree as follows.


                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01   Definitions.

      Capitalized terms used in this Agreement that are not otherwise defined have the meanings given to them in the Indenture, and if not defined there, in the Sale and Servicing Agreement. In addition, Section 1.04 (Rules of Construction) of the Indenture is incorporated by reference with appropriate substitution of this Agreement for references in that Section to the Indenture so that the language of that Section will read appropriately as applying to this Agreement.


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                                  ARTICLE II

              SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

      Section 2.01 Sale of the Mortgage Loans.

      (a) The Initial Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller hereby transfers to the Purchaser, without recourse, all of its right, title and interest existing now or in the future in,

          (i) each Initial Mortgage Loan, including its Asset Balance (including all Additional Balances) and all collections received on it after the applicable Cut-off Date (excluding payments due by the applicable Cut-off Date);

          (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

          (iii) the Seller's rights under the hazard insurance policies;

          (iv) all rights under any guaranty executed in connection with a Mortgage Loan;

               (v) all other assets included or to be included in the Trust for the benefit of the Noteholders and the Credit Enhancer; and

               (vi) all proceeds of the foregoing.

      (b) By the sale of the Mortgage Loan and its Additional Balances, the Seller has sold to the Purchaser, and the Purchaser has purchased from the Seller, each future draw of new borrowing under the related Credit Line Agreement. The Purchaser shall pay the Seller for each Additional Balance in cash in an amount equal to the principal amount of the Additional Balance as it arises. The Trust, the Seller, and the Purchaser may agree to a netting arrangement in connection with this transaction, when appropriate, rather than actually moving cash.

      (c) The Additional Home Equity Loans. The Purchaser may use the funds in each Additional Loan Account to purchase Additional Home Equity Loans on any Subsequent Closing Date designated by the Purchaser by the Latest Subsequent Closing Date. On each Subsequent Closing Date, the Seller shall deliver a Transfer Document (properly completed and executed by the Seller) to the Purchaser. When the Seller delivers a Transfer Document, the Seller hereby transfers to the Purchaser without recourse, and the Purchaser purchases and shall effect payment for, all of its right, title and interest in each Additional Home Equity Loan identified in the Transfer Document, including its Asset Balance (including all Additional Balances) and all collections received on it after the relevant Subsequent Cut-off Date (excluding payments due by the Subsequent Cut-off Date) and all proceeds of the foregoing.


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      Section 2.02 Obligations of Seller Upon Sale.

      In connection with any transfer pursuant to Section 2.01, the Seller further agrees, at its own expense:

      (a) to deliver to the Purchaser by the Closing Date a Mortgage Loan Schedule containing an accurate list of all Initial Mortgage Loans, specifying for each Initial Mortgage Loan, among other things, its account number and its Cut-off Date Asset Balance;

      (b) to indicate in its books and records that the Mortgage Loans have been sold to the Indenture Trustee, as assignee of the Purchaser, pursuant to this Agreement by the Closing Date for the Initial Mortgage Loans, and by each Subsequent Closing Date for the related Additional Home Equity Loans;

      (c) to deliver to the Purchaser, or at the Purchaser's direction to the Indenture Trustee, the Owner Trustee, and the Credit Enhancer, an Officer's Certificate confirming the satisfaction of each of the conditions precedent in
Section 2.01(c) of the Sale and Servicing Agreement by each Subsequent Closing Date; and

      (d) to deliver to the Purchaser, or at the Purchaser's direction to the Indenture Trustee, a revised Mortgage Loan Schedule reflecting the addition of the Additional Home Equity Loans within 15 days following each Subsequent Closing Date.

      The initial Mortgage Loan Schedule is Exhibit A to the Sale and Servicing Agreement and shall also be marked as Schedule I to this Agreement and is hereby incorporated into this Agreement.

      The Seller agrees to perfect and protect the Purchaser's interest in each Mortgage Loan and its proceeds by preparing, executing, and filing a UCC-1 Financing Statement with the Secretary of State in the State of New York describing the Mortgage Loans and naming the Seller as debtor and the Purchaser as secured party and indicating that the Mortgage Loans have been assigned to the Trust and all necessary Continuation Statements and any additional UCC-1 financing statements due to a change in the name or the state of incorporation of the Seller. The Financing Statement shall be filed by the Closing Date. This Financing Statement will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

      The Purchaser agrees to perfect and protect the Trust's interest in each Mortgage Loan and its proceeds by preparing, executing, and filing a UCC-1 Financing Statement with the Secretary of State in the State of Delaware describing the Mortgage Loans and naming the Purchaser as debtor and the Trust as secured party (and indicating that the Mortgage Loans have been pledged to the Indenture Trustee) and all necessary Continuation Statements and any additional UCC-1 financing statements due to a change in the name or the state of incorporation


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of the Purchaser. The Financing Statement shall be filed by the Closing Date.
This Financing Statement will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

      In connection with any transfer by the Seller, the Seller shall deliver to the order of the Purchaser the following documents for each Mortgage Loan (the "Related Documentation"):

          (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced, or destroyed, together with a copy of the related Mortgage Note;

          (ii) unless the Mortgage Loan is registered on the MERS(R)System, an original assignment of mortgage in blank in recordable form;

          (iii) the original recorded mortgage with evidence of recording on it (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan) or, if the original recorded mortgage with evidence of recording on it cannot be delivered by the Closing Date because of a delay caused by the public recording office where the original Mortgage has been delivered for recordation or because the original Mortgage has been lost, the Seller shall deliver to the Indenture Trustee an accurate copy of the mortgage, together with (i) when the delay is caused by the public recording office, an Officer's Certificate of the Seller or the Purchaser stating that the original mortgage has been dispatched to the appropriate public recording official or (ii) when the original mortgage has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

          (iv) any original intervening assignments needed for a complete chain of title to the Trust with evidence of recording on them, or, if any original intervening assignment has not been returned from the applicable recording office or has been lost, an accurate copy of it, together with (i) when the delay is caused by the public recording office, an Officer's Certificate of the Seller or the Purchaser stating that the original intervening assignment has been dispatched to the appropriate public recording official for recordation or (ii) when the original intervening assignment has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

          (v) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000;

          (vi) the original of any guaranty executed in connection with the Mortgage Note;


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          (vii) the original of each assumption, modification, consolidation, or substitution agreement relating to the Mortgage Loan; and (viii) any security agreement, chattel mortgage, or equivalent instrument executed in connection with the Mortgage.

      The Related Documentation for the Initial Mortgage Loans will be delivered:

          (i) no later than the Closing Date, with respect to no less than 50% of the Initial Mortgage Loans,

          (ii) no later than the twentieth day after the Closing Date, with respect to no less than 40% of the Initial Mortgage Loans in addition to those delivered on the Closing Date, and

          (iii) within thirty days following the Closing Date, with respect to the remaining Initial Mortgage Loans.

      The Related Documentation for the Additional Home Equity Loans will be delivered:

          (i) no later than the twentieth day after the relevant Subsequent Closing Date, with respect to no less than 80% of the relevant Additional Home Equity Loans; and

          (ii) within thirty days following the relevant Subsequent Closing Date, with respect to the remaining relevant Additional Home Equity Loans.

      The Seller confirms to the Purchaser that, as of the Closing Date, it has caused the portions of the Electronic Ledger relating to the Initial Mortgage Loans maintained by the Seller to be clearly and unambiguously marked to indicate that the Initial Mortgage Loans have been sold to the Purchaser, and sold by the Purchaser to the Trust, and Granted by the Trust to the Indenture Trustee. By the relevant Subsequent Closing Date or applicable date of substitution, as applicable, the Seller shall cause the portions of the Electronic Ledgers relating to the relevant Additional Home Equity Loans or Eligible Substitute Mortgage Loans, as the case may be, to be clearly and unambiguously marked, and shall make appropriate entries in its general accounting records, to indicate that those Mortgage Loans have been transferred to the Trust at the direction of the Purchaser and that they have been Granted by the Trust to the Indenture Trustee, and that a purchase of the Mortgage Loans from the Seller or the Purchaser will violate the rights of the Trust, as secured party with respect to those Mortgage Loans.

      The Purchaser accepts all right, title and interest of the Seller existing now or in the future in the Mortgage Loans and other property transferred to it pursuant to this Section.

      Notwithstanding the characterization of the Notes as debt for federal, state, and local income and franchise tax purposes, the transfer of the Mortgage Loans is a sale by the Seller to the Purchaser of all the Seller's interest in the Mortgage Loans and other property described


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above. However, if the transfer were to be characterized as a transfer for security and not as a sale, then the Seller hereby Grants to the Purchaser a Security Interest in all of the Seller's right, title and interest in the Mortgage Loans and other property described above, whether existing now or in the future, to secure all of the Seller's obligations under this Agreement, and this Agreement shall constitute a Security Agreement under applicable law.


Section 2.03......Payment of Purchase Price for the Mortgage Loans.

 (a) In
consideration of the sale of the Initial Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to transfer to the Seller on the Closing Date the purchase price for the Initial Mortgage Loans provided in the Adoption Annex.

 (b) In consideration of the sale of the Additional Home
Equity Loans from the Seller to the Purchaser on each Subsequent Closing Date, the Purchaser agrees to cause the Trust to pay to the Seller, when the conditions to the release of the purchase price for the Additional Home Equity Loans under the Sale and Servicing Agreement have been met, an amount equal to their Cut-off Date Asset Balance.

                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

      Section 3.01 Seller Representations and Warranties.

      The Seller represents and warrants to the Purchaser as of the Closing
Date:

      (a) The Seller is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

      (b) The Seller has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated by this Agreement, and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute the valid and legally binding obligation of the Seller enforceable in accordance with its terms;

      (c) The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery,


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performance, validity, or enforceability of this Agreement, except for any consents, licenses, approvals or authorizations, or registrations or declarations, that have been obtained or filed, as the case may be, before the Closing Date;


      (d) The execution, delivery, and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which the Seller is a party or by which the Seller may be bound; and

      (e) No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Notes that in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

      The representations and warranties in this Section shall survive the transfer of the Mortgage Loans to the Purchaser. The Seller shall cure a breach of any representations and warranties in accordance with the Sale and Servicing Agreement. The remedy specified in the Sale and Servicing Agreement shall constitute the sole remedy against the Seller respecting any breach.

      Section 3.02 Seller Representations and Warranties Relating to the Mortgage Loans.

      The Seller represents and warrants to the Purchaser as of the Cut-off Date, unless otherwise specifically set forth in this Agreement:

          (i) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, this Agreement constitutes a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

          (ii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, either

               (A) this Agreement constitutes a valid transfer to the Purchaser of all right, title and interest of the Seller in the applicable Mortgage Loans, all monies due or to become due on them (excluding payments of accrued interest due by the Initial Cut-off Date or Subsequent Cut-off Date, as applicable), all proceeds of the applicable Mortgage Loans, and any funds from time to time


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          deposited in the Collection Account (excluding investment earnings on the funds) and all other property specified in Section 2.01(a) or
          (b) of the Sale and Servicing Agreement, as applicable, and the Sale and Servicing Agreement constitutes a valid transfer to the Trust of the foregoing property such that, on execution of the Sale and Servicing Agreement, it is owned by the Trust free of all liens and other encumbrances, and is part of the corpus of the Trust transferred to the Trust by the Purchaser, and upon payment for the Additional Balances, this Agreement and the Sale and Servicing Agreement will constitute a valid transfer to the Trust of all interest of the Seller in the Additional Balances, all monies due or to become due on them, all proceeds of the Additional Balances, and all other property specified in Section 2.01(a) of the Sale and Servicing Agreement relating to the Additional Balances free of all liens and other encumbrances, and the Indenture constitutes a valid Grant of a Security Interest to the Indenture Trustee in that property, and the Indenture Trustee has a first priority perfected Security Interest in the property, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b) of the Sale and Servicing Agreement, or

               (B) this Agreement and the Sale and Servicing Agreement constitute a Grant of a Security Interest to the Owner Trustee on behalf of the Trust and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in the property described in Clause (A) above. If this Agreement and the Sale and Servicing Agreement constitute the Grant of a Security Interest to the Trust and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in such property, the Indenture Trustee will have a perfected Security Interest in the property, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b) of the Sale and Servicing Agreement. This Security Interest is enforceable as such against creditors of and purchasers from the Trust, the Purchaser, and the Seller.


          (iii) The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Collateral other than any financing statement
     (A) relating to the Security Interests granted to the Depositor, the Trust, or the Indenture Trustee hereunder, pursuant to the Sale and Servicing Agreement or pursuant to the Indenture, (B) that has been


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     terminated, or (C) that names of the Depositor, the Trust, or the
     Indenture Trustee as secured party.

          (iv) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan and as of the date any Additional Balance is created, the information in the Mortgage Loan Schedule for the Mortgage Loans is correct in all material respects.

          (v) The applicable Mortgage Loan has not been assigned or pledged, and the Seller is its sole owner and holder free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to transfer it pursuant to this Agreement.

          (vi) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the mortgage for each Mortgage Loan have not been assigned or pledged, and immediately before the sale of the Mortgage Loans to the Purchaser, the Seller was the sole owner and holder of the Mortgage Loan free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to transfer it pursuant to this Agreement.

          (vii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related mortgage is a valid and subsisting first or second lien on the property described in it, as shown on the Mortgage Loan Schedule with respect to each related Mortgage Loan, and as of the Cut-off Date, relevant Subsequent Cut-off Date, or date of substitution, as applicable, the related Mortgaged Property is free of all encumbrances and liens having priority over the first or second lien, as applicable, of the mortgage except for liens for

               (A) real estate taxes and special assessments not yet delinquent;

               (B) any first mortgage loan secured by the Mortgaged Property and specified on the Mortgage Loan Schedule;

               (C) covenants, conditions and restrictions, rights of way, easements, and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and


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               (D) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the mortgage.

          (viii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no obligor has a valid offset, defense, or counterclaim under any Credit Line Agreement or mortgage.

          (ix) To the best knowledge of the Seller, as of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no related Mortgaged Property has any delinquent recording or other tax or fee or assessment lien against it.

          (x) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no proceeding is pending or, to the best knowledge of the Seller, threatened for the total or partial condemnation of the related Mortgaged Property, and the property is free of material damage;

          (xi) To the best knowledge of the Seller, as of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no mechanics' or similar liens or claims have been filed for work, labor, or material affecting the related Mortgaged Property that are, or may be, liens prior or equal to the lien of the related mortgage, except liens that are fully insured against by the title insurance policy referred to in clause (xiv).

          (xii) As of the Initial Cut-off Date, no Minimum Monthly Payment on an Initial Mortgage Loan is more than 59 days delinquent (measured on a contractual basis) and no Minimum Monthly Payment on any other Mortgage Loan being transferred on the relevant Subsequent Closing Date or applicable date of substitution, as applicable, is more than 30 days delinquent (measured on a contractual basis) and no more than the percentage specified in the Adoption Annex of the Initial Mortgage Loans being transferred on the relevant date (by Cut-off Date Loan Balance) were 30-59 days delinquent (measured on a contractual basis).

          (xiii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage


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     Loan, for each Mortgage Loan, the related Mortgage File contains each of the documents specified to be included in them.

          (xiv) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the related mortgage at origination complied in all material respects with applicable state and federal laws, including usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to the Mortgage Loan, and the servicing practices used by the Seller with respect to each Mortgage Loan have been consistent with the practices and the degree of skill and care the Seller exercises in servicing for itself loans that it owns that are comparable to the Mortgage Loans.

          (xv) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, either a lender's title insurance policy or binder was issued on the date of origination of the Mortgage Loan being transferred on the relevant date and each policy is valid and remains in full force, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a Mortgage Loan as to which no title insurance policy or binder was issued.

          (xvi) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

          (xvii) As of the Initial Cut-off Date, no more than the percentage specified in the Adoption Annex of the Initial Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code.

          (xviii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of the percentage specified in the Adoption Annex.

          (xix) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no selection procedure reasonably believed by the Seller to be adverse to the


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     interests of the Transferor, the Noteholders, or the Credit Enhancer was
     used in selecting the Mortgage Loans.

          (xx) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Seller has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay, or defraud any of its creditors.

          (xxi) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which the Minimum Monthly Payment is due.

          (xxii) The Mortgage Notes constitute either "instruments" or "general intangibles" as defined in the UCC.

          (xxiii) By the Closing Date with respect to the Initial Mortgage Loans and, to the extent not already included in the filing with respect to the Mortgage Loans, within 10 days following the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and within 10 days following the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Seller will file UCC-1 financing statements with respect to the relevant Mortgage Loans in the proper filing office in the appropriate jurisdiction to perfect the Security Interest Granted hereunder.

          (xxiv) The Mortgage Notes that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned, or otherwise conveyed to any person other than the Purchaser, the Trust, or the Indenture Trustee. All financing statements filed or to be filed against the Seller in favor of the Purchaser, the Trust, or the Indenture Trustee in connection with this Agreement, the Sale and Servicing Agreement, or the Indenture describing the Collateral contain a statement to the following effect: "A purchase of the Mortgage Loans included in the collateral covered by this financing statement will violate the rights of the Purchaser, the Trust, or the Indenture Trustee."

          (xxv) As of the Closing Date, the Seller will have received a written acknowledgement from the Custodian that it is acting solely as agent of the Indenture Trustee.

          (xxvi) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage

     Loan, each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related mortgagor.

          (xxvii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured.

          (xxviii) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the definition of "prime rate" in each Credit Line Agreement relating to a Mortgage Loan does not differ materially from the definition in the form of Credit Line Agreement in Exhibit B of the Sale and Servicing Agreement.

          (xxix) The weighted average remaining term to maturity of the Initial Mortgage Loans on a contractual basis as of the Initial Cut-off Date is approximately the number of months specified in the Adoption Annex. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Initial Mortgage Loans were made in compliance with the related mortgage and Mortgage Note and applicable law. Over the term of each Initial Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap. The Loan Rate Cap for the Initial Mortgage Loans ranges between the percentages specified in the Adoption Annex and the weighted average Loan Rate Cap is approximately the percentage specified in the Adoption Annex. The Gross Margins for the Initial Mortgage Loans range between the percentages specified in the Adoption Annex and the weighted average Gross Margin is approximately the percentage specified in the Adoption Annex as of the Cut-off Date for the Initial Mortgage Loans. The Loan Rates on the Initial Mortgage Loans range between the percentages specified in the Adoption Annex and the weighted average Loan Rate on the Initial Mortgage Loans is approximately the percentage specified in the Adoption Annex.

          (xxx) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected on it, or an individual condominium unit, planned unit development unit, or townhouse.

          (xxxi) No more than the percentage specified in the Adoption Annex (by Initial Cut-off Date Loan Balance) of the Initial Mortgage Loans are secured by real property improved by individual condominium units, units in planned unit developments, townhouses or two-to-four family residences erected on them, and at least the percentage specified in the Adoption Annex (by Initial Cut-off Date Loan Balance) of the Mortgage Loans are secured by real property with a detached one-family residence erected on them;

          (xxxii) The Credit Limits on the Initial Mortgage Loans range between approximately the dollar amounts specified in the Adoption Annex with an average of approximately the dollar amount specified in the Adoption Annex. As of the Initial Cut-off Date, no Initial Mortgage Loan had a principal balance in excess of approximately the dollar amount specified in the Adoption Annex and the average principal balance of the Initial Mortgage Loans is equal to approximately the dollar amounts specified in the Adoption Annex.

          (xxxiii) Approximately the percentages specified in the Adoption Annex of the Initial Mortgage Loans, by aggregate principal balance as of the Initial Cut-off Date, are first and second liens.

          (xxxiv) As of the Closing Date, no more than the percentage specified in the Adoption Annex of the Initial Mortgage Loans, by aggregate principal balance, were appraised electronically.

          (xxxv) To the Seller's knowledge, the transfer of the Mortgage Loans by the Seller pursuant to this Agreement is not subject to, and will not result in any, tax, fee, or governmental charge payable by the Seller, the Purchaser, the Trust, or the Indenture trustee to any federal, state, or local government other than those that have or will be paid by the Seller as due.

          (xxxvi) To the Seller's knowledge, each Mortgaged Property is free from any and all toxic or hazardous substances and no violation of any local, state, or federal environmental law, rule, or regulation has occurred.

      If the substance of any representation or warranty under the Sale and Servicing Agreement or in this Section made to the best of the Seller's knowledge or as to which the Seller has no knowledge is inaccurate and the inaccuracy materially and adversely affects the interest of the Purchaser or its assignee in the related Mortgage Loan, then, notwithstanding that the Seller did not know the substance of the representation and warranty was inaccurate at the time the representation or warranty was made, the inaccuracy shall be a breach of the applicable representation or warranty and the Seller shall cure the breach, repurchase the Mortgage Loan, or substitute for the Mortgage Loan in accordance with the Sale and Servicing Agreement.

      The representations and warranties in this Section shall survive the transfer and assignment of the Mortgage Loans to the Purchaser. The sole remedy of the Purchaser, the Noteholders, the Indenture Trustee on behalf of Noteholders, and the Credit Enhancer against the Seller for the breach of a representation or warranty is the Seller's obligation to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan.

      The Purchaser acknowledges that the Seller, as Master Servicer, in its sole discretion, may purchase for its own account from the Trust any Mortgage Loan that is 151 days or more delinquent. The price for any Mortgage Loan purchased shall be calculated in the same manner as in Section 3.06 of the Sale and Servicing Agreement and shall be deposited in the Collection Account. When it receives a certificate from the Master Servicer in the form of Exhibit D to the Sale and Servicing Agreement, the Trust shall release to the purchaser of the Mortgage Loan the related Mortgage File and shall execute and deliver any instruments of transfer prepared by the purchaser of the Mortgage Loan, without recourse, necessary to vest in the purchaser of the Mortgage Loan any Mortgage Loan released pursuant to this Agreement, and the purchaser of the Mortgage Loan shall succeed to all the Trust's interest in the Mortgage Loan and all security and documents. This assignment shall be an assignment outright and not for security. The purchaser of the Mortgage Loan shall then own the Mortgage Loan, and all security and documents, free of any further obligation to the Trust, the Owner Trustee, the Indenture Trustee, the Transferor, the Credit Enhancer, or the Noteholders with respect to it.

                                  ARTICLE IV

                              SELLER'S COVENANTS

      Section 4.01     Covenants of the Seller.

      Except for the transfer under this Agreement, the Seller will not transfer to any other person, or create or suffer to exist any Lien on any Mortgage Loan, or any interest in one; the Seller will notify the Indenture Trustee of the existence of any Lien on any Mortgage Loan immediately on its discovery; and the Seller will defend the right, title and interest of the Trust and the Indenture Trustee in the Mortgage Loans against all claims of third parties claiming through the Seller. Nothing in this Section shall prohibit the Seller from suffering to exist on any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if they are not due at the time or if the Seller is contesting their validity in good faith by appropriate proceedings and set aside on its books adequate reserves with respect to them.

                                   ARTICLE V

                                   SERVICING

      Section 5.01   Servicing.

      The Seller will be the Master Servicer of the Mortgage Loans pursuant to of the Sale and Servicing Agreement.

                                  ARTICLE VI

                                  TERMINATION

      Section 6.01    Termination.

      The respective obligations of the Seller and the Purchaser created by this Agreement shall terminate when the Indenture terminates in accordance with its terms.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS

      Section 7.01    Amendment.

      This Agreement may be amended from time to time by the Seller and the Purchaser, with the written consent of the Credit Enhancer by written agreement signed by the Seller and the Purchaser.

      Section 7.02    Governing Law.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

      Section 7.03 Notices.

      All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and signed by the party giving the same and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. A facsimile has been delivered when the sending machine issues an electronic confirmation of transmission. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this

Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated below:

           (i)    if to the Seller at:

                  Countrywide Home Loans, Inc.
                  4500 Park Granada
                  Calabasas, CA 91302
                  Ref:  CWABS 2002-D
and
           (ii)   if to the Purchaser at:

                  CWABS, Inc.
                  4500 Park Granada
                  Calabasas, CA 91302
                  Ref:  CWABS 2002-D

      Section 7.04   Severability of Provisions.

      Any provisions of this Agreement that are held invalid for any reason or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the invalidity or unenforceability without invalidating the remaining provisions of this Agreement, and the prohibition or unenforceability in a jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

      Section 7.05   Counterparts.

      This Agreement may be executed in any number of copies, and by the different parties on the same or separate counterparts, each of which shall be considered to be an original instrument. Section 7.06......Further Agreements.
The Purchaser and the Seller each agree to execute and deliver to the other any additional documents appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Notes.

      Section 7.07    Successors and Assigns: Assignment of Purchase
Agreement.

      This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Trust, the Indenture Trustee, and the Credit Enhancer. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and the Credit Enhancer, except that the Seller may assign its obligations under this Agreement to any person into which the Seller is merged or any corporation resulting from any merger, conversion, or consolidation to which the Seller is a party or any person succeeding to the business of the Seller. The Purchaser is acquiring the Mortgage Loans to further transfer them to the Trust, and the Trust will Grant a Security Interest in them to the Indenture Trustee under the Indenture pursuant to which the Trust will issue a series of Notes secured by the Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller consents to the assignment by the Purchaser to the Trust, and by the Trust to the Indenture Trustee of all of the Purchaser's rights against the Seller under this Agreement insofar as they relate to Mortgage Loans transferred to the Trust and to the enforcement or exercise of any right against the Seller pursuant to this Agreement by the Indenture Trustee under the Sale and Servicing Agreement and the Indenture. Enforcement of a right by the Indenture Trustee shall have the same effect as if the right had been exercised by the Purchaser directly.

      Section 7.08    Survival.

      The representations and warranties in Article III shall survive the purchase of the Mortgage Loans.

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                CWABS, INC.
                                   Purchaser


                                By: /s/__________________
                                    Name:
                                    Title: Vice President


                                COUNTRYWIDE HOME LOANS, INC.
                                   Seller


                                By: /s/___________________
                                    Name:
                                    Title: Senior Vice President

                                                                    SCHEDULE I

                                  SCHEDULE OF
                                MORTGAGE LOANS


                   [Delivered to the Indenture Trustee only]

STATE OF California)
                        ) ss.:
COUNTY OF Los Angeles)




      On the [__] day of June 2002 before me, a Notary Public in and for said State, personally appeared [____________], known to me to be a Vice President of CWABS, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                             /s/ Glenda J. Daniel
                             --------------------
                             Notary Public


Glenda J. Daniel
Commission # [______]
Notary Public - California
Los Angeles County
My Comm. Expires [_____________].

STATE OF California)
                        ) ss.:
COUNTY OF Los Angeles)




      On the [__] day of June 2002 before me, [___________] of Countrywide Home Loans, Inc., personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                             /s/ Glenda J. Daniel
                             --------------------
                             Notary Public

Glenda J. Daniel
Commission # [______]
Notary Public - California
Los Angeles County
My Comm. Expires [_____________].

                                                                       ANNEX 1

                                ADOPTION ANNEX

      The purchase price for the Initial Mortgage Loans pursuant to Section 2.03(a) is the transfer to the Seller on the Closing Date of the Notes and the Transferor Certificates.

      The items referred to in the representations and warranties in Section
3.02 are:

      (xi) None of the Initial Mortgage Loans (by Initial Cut-off Date Loan Balance) were 30-59 days delinquent (measured on a contractual basis except that Mortgage Loans with an aggregate Stated Principal Balance not exceeding $5,000,000 as of the Initial Cut-off Date may be between 30 and 59 days delinquent as of the Initial Cut-off Date).

      (xvi) As of the Initial Cut-off Date, no more than 1.50% of the Initial Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code.

      (xvii) The Combined Loan-to-Value Ratio for each Initial Mortgage Loan was not in excess of 100%.

      (xxv) The weighted average remaining term to maturity of the Initial Mortgage Loans on a contractual basis as of the Initial Cut-off Date is approximately 302 months. The Loan Rate Caps for the Initial Mortgage Loans range between 6.00% and 21.00% and the weighted average Loan Rate Cap is approximately 17.00%. The Gross Margins for the Initial Mortgage Loans range between - 1.750% and 8.875% and the weighted average Gross Margin is approximately 1.872% as of the Cut-off Date for the Initial Mortgage Loans. The Loan Rates on the Initial Mortgage Loans range between 3.250% and 11.125% and the weighted average Loan Rate on the Initial Mortgage Loans is approximately 3.750%.

      (xxvii) No more than 24.16% (by Initial Cut-off Date Loan Balance) of the Initial Mortgage Loans are secured by real property improved by individual condominium units, units in planned unit developments, townhouses or two-to-four family residences erected on them, and at least 75.84% (by Cut-off Date Loan Balance) of the Initial Mortgage Loans are secured by real property with a detached one-family residence erected on them.

      (xxviii) The Credit Limits on the Initial Mortgage Loans range between approximately $4,000 and $1,500,000 with an average of approximately $41,422. As of the Initial Cut-off Date, no Initial Mortgage Loan had a principal balance in excess of approximately $1,500,000 and the average principal balance of the Initial Mortgage Loans is equal to approximately $30,911.

      (xix) Approximately 7.15% and 92.85% of the Initial Mortgage Loans, by aggregate principal balance as of the Initial Cut-off Date, are first and second liens, respectively.

      (xxx) As of the Closing Date, no more than 2.00% of the Mortgage Loans, by aggregate principal balance, were appraised electronically.


                                    Ann-1-1